UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866

Templeton Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/17

Item 1. Reports to Stockholders.

Semiannual Report June 30, 2017

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Visit franklintempleton.com/investor/

products/products/closed-end-funds for fund

updates, to access your account, or to find

helpful financial planning tools.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Semiannual Report

Templeton Emerging Markets Income Fund

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Income Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

Performance Overview

For the six months under review, the Fund delivered cumulative total returns of +4.80% based on market price and

+6.77% based on net asset value. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, had a +6.20% cumulative total return in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

In the months before the reporting period began, global bond markets shifted significantly, setting new valuation levels that meaningfully impacted markets during the six-month reporting period. In November 2016, a sharp correction to U.S. Treasury valuations manifested quickly after the results of the U.S. election, driving yields higher based on growing investor expectations for a December rate hike and a recognition that inflation pressures were rising. A number of emerging markets

Portfolio Breakdown*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less thank 0.1%.

***Includes foreign treasury bills, money market funds and net other assets less liabilities.

saw currency depreciations from broad-based strengthening of the U.S. dollar and fears over potential protectionist trade shocks.

However, during the first three months of the reporting period, several local-currency emerging markets significantly rebounded from trade concerns, particularly in select areas of Latin America and Asia. Local-currency bond markets in Brazil, Colombia, Indonesia and India notably strengthened during the six-month period. Additionally, the Mexican peso recovered significantly after reaching its lowest valuation on record in the days leading up to President Trump’s inauguration on January 20. After breaching 22 pesos per U.S. dollar in January, the peso strengthened more than 21% through the remainder of the period, ending around 18 pesos per dollar.

In developed markets, U.S. Treasury yields initially rose significantly in the weeks leading up to the U.S. Federal Reserve (Fed’s) March 15 meeting, with the 10-year U.S. Treasury note reaching its highest yield of the reporting period

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 10.

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TEMPLETON EMERGING MARKETS INCOME FUND

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

on the day before the meeting, at 2.63%. The Fed hiked the federal funds target rate 25 basis points (bps) to a range of 0.75% to 1.00%, as largely expected by markets. However, yields declined during the second half of the month based on U.S. policy uncertainties and less hawkish-sounding language than anticipated in the Fed’s forward guidance. Consumer Price Index figures also began to moderate from a peak of 2.7% year-over-year in February to 2.4% in March, eventually dropping to 1.9% in May.

On March 29, U.K. Prime Minister Theresa May formally triggered Article 50 to begin the U.K.’s exit from the European Union (also known as “Brexit”) in a written letter to Donald Tusk, president of the European Council, largely spurring a protracted decline in the yield on 10-year British government bonds. In April, the European Central Bank (ECB) reduced its pace of monthly quantitative easing purchases to €60 billion from its previous €80 billion a month pace, but kept policy rates unchanged. In early May, Emmanuel Macron won the French presidential election over Marine Le Pen, resulting in strengthening European market sentiment, appreciation of the euro and a rise in European bond yields. The reporting period ended with Europe in a cyclical upswing and the euro 8.6% stronger against the U.S. dollar than when the period began.

The Fed raised its policy rate 25 basis points (to a range of 1.00% to 1.25%) at its June 14 meeting and appeared more committed to tightening policy than it has been in recent years, specifically stating its intentions to begin unwinding its balance sheet later this year, while remaining on course for three rate hikes in 2017 and highlighting the need to strengthen financial market stability. However, it was not until the last week of June that markets began to react to the renewed determination from the Fed, only after similar comments on potential policy direction were made by the heads of the ECB, Bank of England and Bank of Canada. U.S. Treasury yields rose sharply during late June, with the yield on the 10-year U.S. Treasury note increasing 17 bps over the final four days of the month. The 10-year U.S. Treasury note finished the reporting period at 2.31%. As the period came to an end, rates in developed markets were largely trending higher, while select local-currency emerging markets in Latin America and Asia remained resilient.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

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TEMPLETON EMERGING MARKETS INCOME FUND

Top 10 Countries
6/30/17
% of Total Net Assets
Zambia	10.7%
Brazil	7.9%
Kenya	7.6%
Argentina	7.1%
Indonesia	7.0%
Ukraine	6.4%
Senegal	4.8%
South Africa	4.5%
Iraq	4.0%
Ghana	3.2%

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period the Fund’s positive absolute performance was primarily attributable to interest-rate strategies, followed by currency positions and overall credit exposures. The Fund maintained a defensive approach regarding interest rates in emerging markets. Select duration exposures in Latin America (Argentina and Brazil) and Asia ex-Japan (Indonesia) contributed to absolute results. Among currencies, positions in Latin America (Mexican peso) contributed to absolute performance. However, the Fund’s net-negative position in the euro, achieved through the use of currency forward contracts, detracted from absolute results. Credit exposures in Europe and Africa contributed to absolute performance.

Currency Composition*
6/30/17
% of Total Net Assets
Americas	109.8%
U.S. Dollar	76.4%
Mexican Peso	14.9%
Brazilian Real	7.9%
Argentinian Peso	7.4%
Colombian Peso	3.2%
Asia Pacific	-4.8%
Indonesian Rupiah	7.0%
Indian Rupee	1.1%
Japanese Yen	-12.9%
Middle East & Africa	-1.7%
Ghanaian Cedi	3.3%
South African Rand	1.5%
Egyptian Pound	0.1%
Euro	-6.6%
Australia & New Zealand	-3.3%
Australian Dollar	-3.3%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Thank you for your participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,

Michael Hasenstab Ph.D. Portfolio Manager

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TEMPLETON EMERGING MARKETS INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS INCOME FUND

Performance Summary as of June 30, 2017

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

6-Month	+6.77%	+4.80%	+6.77%	+4.80%
1-Year	+14.26%	+13.24%	+14.26%	+13.24%
5-Year	+27.27%	+11.30%	+4.94%	+2.16%
10-Year	+100.62%	+95.34%	+7.21%	+6.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Distributions (1/1/17–6/30/17)

Net Investment Income
$0.2136

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to these markets’ smaller size and lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. As a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/30/17. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON EMERGING MARKETS INCOME FUND

Important Notice to Shareholders

Changes to the Fiscal Year-End and Distribution Policy

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

In addition, the Fund, which has historically sought to pay a level distribution amount from net investment income on a quarterly basis, has implemented a variable pay distribution policy, effective December 31, 2016. The Fund will continue to seek to pay any distributions from net investment income on a quarterly basis. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Changes to Non-Fundamental Investment Policies

The Fund’s Board of Trustees (the “Board”) approved the elimination of the Fund’s non-fundamental investment policies that limited the Fund’s investment in (i) non-U.S. dollar denominated securities to 35% of its total assets and (ii) securities denominated in any one currency other than the U.S. dollar to 15% of its total assets.

The Board also approved an amendment to the Fund’s non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund’s net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in “emerging market countries.”

Effective August 14, 2017, the Fund’s investment policy will be: “to invest, under normal circumstances, at least 80% of the Fund’s net assets in investments that provide exposure to “emerging market countries.” Such investments may include securities of sovereign or sovereign-related entities and private sector companies, foreign currencies, derivatives (such as swap agreements, futures contracts, forward currency contracts and options), and other instruments that provide exposure to ‘emerging markets countries’.”

The definition of emerging market countries for purposes of the Fund’s investment policies will include those countries considered to be developing or emerging by the International Monetary Fund, the World Bank, the United Nations, or the countries’ authorities, countries included in the JPMorgan Emerging Markets Bond Index - Global (EMBIG) or JPMorgan Government Bond Index - Emerging Markets Broad (GBI-EM Broad) fixed income indexes, or countries with a stock market capitalization of less than 3% of the MSCI World Index. Emerging market countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

The Board’s recent actions are designed to provide the Fund with the flexibility to react to changes in the financial markets and the development of new investment opportunities.

The Fund’s fundamental investment policy to invest at least 65% of its total assets in high yielding debt obligations of sovereign or sovereign related entities and private sector companies in emerging market countries remains the same.

Fixed Income Total Return Swaps

The Board authorized the Fund to use fixed income total return swaps in an amount up to 25% of the Fund’s net assets as measured by notional value and consistent with the Fund’s investment goal. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset). A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other swaps, such as interest rate swaps where payment streams are exchanged between a fund and the counterparty. The Fund may invest in fixed income total return swaps for hedging purposes and to broaden investment opportunities.

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TEMPLETON EMERGING MARKETS INCOME FUND

IMPORTANT NOTICE TO SHAREHOLDERS

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

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TEMPLETON EMERGING MARKETS INCOME FUND

Financial Highlights

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013	2012
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.17	$12.11	$12.00	$14.39	$14.58	$15.91	$16.61

Income from investment operations:

Net investment income[b]	0.43	0.25	0.77	0.93	1.02	1.07	1.08

Net realized and unrealized gains (losses)	0.38	0.21	0.16	(2.18)	0.18	(0.54)	(0.37)

Total from investment operations	0.81	0.46	0.93	(1.25)	1.20	0.53	0.71

Less distributions from:

Net investment income and net foreign currency gains	(0.21)	(0.13)	(0.40)	(0.79)	(1.19)	(1.44)	(1.34)

Net realized gains	—	(0.03)	(0.02)	(0.35)	(0.20)	(0.42)	(0.07)

Tax return of capital	—	(0.24)	(0.40)	—	—	—	—

Total distributions	(0.21)	(0.40)	(0.82)	(1.14)	(1.39)	(1.86)	(1.41)

Net asset value, end of period	$12.77	$12.17	$12.11	$12.00	$14.39	$14.58	$15.91

Market value, end of period[c]	$11.22	$10.91	$11.03	$9.97	$13.41	$13.85	$17.01

Total return (based on market value per share)[d]	4.80%	2.57%	19.78%	(17.94)%	6.83%	(8.75)%	8.17%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.07%	1.09%	1.12%	1.10%	1.09%	1.09%	1.15%

Expenses net of waiver and payments by affiliates	1.03%[f]	1.04%[f]	1.10%	1.09%	1.08%	1.09%[f]	1.15%

Net investment income	6.74%	6.22%	6.56%	7.19%	7.03%	6.79%	6.90%

Supplemental data

Net assets, end of period (000’s)	$613,164	$584,135	$581,158	$576,069	$690,850	$699,414	$759,024

Portfolio turnover rate	10.87%	11.74%	27.98%	23.57%	28.67%	14.53%	16.56%

aFor the period September 1, 2016 to December 31, 2016.

bBased on average daily shares outstanding.

cBased on the last sale on the New York Stock Exchange.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON EMERGING MARKETS INCOME FUND

Statement of Investments, June 30, 2017 (unaudited)

	Shares/ Warrants		Value
Common Stocks and Other Equity Interests 0.0%†
Mexico 0.0%†
[a] Corporacion GEO SAB de CV, B	221,287		$23,655
[a,b] Corporacion GEO SAB de CV, wts., 12/30/27	346,196		—

			23,655

South Africa 0.0%†
[a,c] Edcon Holdings Ltd., F wts., 2/20/49	4,375		—
[a,c] Edcon Holdings Ltd., F1 wts., 2/20/49	78,291,411		—
[a,c] Edcon Holdings Ltd., F2 wts., 2/20/49	6,340,039		—
[a,c] Holdco 2, A	93,760,463		71,598
[a,c] Holdco 2, B	161,018,520		122,957

			194,555

Total Common Stocks and Other Equity Interests (Cost $9,975,256)			218,210

	Principal Amount*
Convertible Bonds (Cost $4,000,000) 0.7%
Canada 0.7%
[d] Platinum Group Metals Ltd., cvt., 144A, 6.78%, 7/01/22	4,000,000		4,000,000

Foreign Government and Agency Securities 71.1%
Argentina 7.1%
Argentine Bonos del Tesoro,
18.20%, 10/03/21	207,832,000	ARS	13,306,135
16.00%, 10/17/23	96,102,000	ARS	6,210,225
senior note, 15.50%, 10/17/26.	354,647,000	ARS	23,819,867

			43,336,227

Brazil 7.9%
Letra Tesouro Nacional, Strip, 7/01/20	36,810[e]	BRL	8,389,852
Nota Do Tesouro Nacional,
10.00%, 1/01/21	15,035[e]	BRL	4,545,494
10.00%, 1/01/23	411[e]	BRL	122,526
10.00%, 1/01/25	13,416[e]	BRL	3,957,995
10.00%, 1/01/27	15,337[e]	BRL	4,497,108
[f]Index Linked, 6.00%, 5/15/19	1,490[e]	BRL	1,376,565
[f]Index Linked, 6.00%, 8/15/22	9,322[e]	BRL	8,579,524
[f]Index Linked, 6.00%, 5/15/23	10,763[e]	BRL	9,907,080
[f]Index Linked, 6.00%, 8/15/24	2,360[e]	BRL	2,187,664
[f]Index Linked, 6.00%, 8/15/50	5,060[e]	BRL	4,827,961

			48,391,769

Colombia 3.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21	2,433,000,000	COP	851,569
senior bond, 4.375%, 3/21/23	164,000,000	COP	49,862
senior bond, 9.85%, 6/28/27	262,000,000	COP	110,772
Titulos de Tesoreria,
B, 5.00%, 11/21/18	565,000,000	COP	185,953
B, 7.75%, 9/18/30	17,531,000,000	COP	6,270,886
senior bond, B, 11.25%, 10/24/18	2,335,000,000	COP	828,728
senior bond, B, 11.00%, 7/24/20	1,655,000,000	COP	624,895
senior bond, B, 7.00%, 5/04/22	2,445,000,000	COP	842,875
senior bond, B, 10.00%, 7/24/24	4,932,000,000	COP	1,971,052
senior bond, B, 7.50%, 8/26/26	16,738,000,000	COP	5,862,386
senior bond, B, 6.00%, 4/28/28	3,627,000,000	COP	1,135,776
senior note, B, 7.00%, 9/11/19	1,585,000,000	COP	538,273

			19,273,027

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Croatia 1.4%
[d]Government of Croatia, 144A, 6.75%, 11/05/19.	7,920,000		$8,631,612

Dominican Republic 2.5%
[g]Government of the Dominican Republic, senior bond, Reg S, 6.85%, 1/27/45	14,000,000		14,996,730

El Salvador 0.4%
[d]Government of El Salvador, 144A, 7.65%, 6/15/35	2,650,000		2,500,103

Ethiopia 1.6%
[d]Government of Ethiopia International Bond, 144A, 6.625%, 12/11/24.	10,000,000		9,904,150

Ghana 3.2%
Ghana Treasury Note,
24.25%, 10/09/17	1,130,000	GHS	260,886
23.95%, 11/06/17	610,000	GHS	141,356
23.30%, 12/11/17	2,560,000	GHS	595,120
24.25%, 6/11/18	10,040,000	GHS	2,406,062
22.50%, 12/10/18	4,610,000	GHS	1,102,941
Government of Ghana,
25.40%, 7/31/17	3,410,000	GHS	779,145
23.00%, 8/21/17	13,160,000	GHS	3,009,823
23.23%, 2/19/18	3,340,000	GHS	782,770
22.49%, 4/23/18	1,730,000	GHS	406,442
23.47%, 5/21/18	8,220,000	GHS	1,951,881
19.04%, 9/24/18	14,300,000	GHS	3,291,958
24.50%, 10/22/18	5,917,000	GHS	1,446,624
24.50%, 4/22/19	5,300,000	GHS	1,310,699
24.50%, 5/27/19	2,040,000	GHS	508,479
21.00%, 3/23/20	110,000	GHS	26,464
24.50%, 6/21/21	5,530,000	GHS	1,468,494
24.75%, 7/19/21	670,000	GHS	179,276

			19,668,420

India 1.1%
Government of India,
senior bond, 7.80%, 5/03/20	68,300,000	INR	1,091,320
senior bond, 8.35%, 5/14/22	20,200,000	INR	334,007
senior note, 7.28%, 6/03/19	2,700,000	INR	42,441
senior note, 8.12%, 12/10/20	51,300,000	INR	832,018
senior note, 7.80%, 4/11/21	91,600,000	INR	1,473,680
senior note, 7.16%, 5/20/23	12,700,000	INR	200,231
senior note, 8.83%, 11/25/23	171,200,000	INR	2,920,891

			6,894,588

Indonesia 7.0%
Government of Indonesia,
FR36, 11.50%, 9/15/19	40,000,000,000	IDR	3,304,076
FR48, 9.00%, 9/15/18	2,961,000,000	IDR	230,170
senior bond, FR31, 11.00%, 11/15/20	134,139,000,000	IDR	11,391,795
senior bond, FR39, 11.75%, 8/15/23	1,780,000,000	IDR	164,365
senior bond, FR40, 11.00%, 9/15/25	58,140,000,000	IDR	5,395,776
senior bond, FR42, 10.25%, 7/15/27	2,368,000,000	IDR	218,704
senior bond, FR44, 10.00%, 9/15/24	1,066,000,000	IDR	92,935
senior bond, FR46, 9.50%, 7/15/23	80,000,000,000	IDR	6,782,880
senior bond, FR53, 8.25%, 7/15/21	6,465,000,000	IDR	512,741
senior bond, FR56, 8.375%, 9/15/26	70,379,000,000	IDR	5,841,816
senior bond, FR61, 7.00%, 5/15/22	1,720,000,000	IDR	130,960
senior bond, FR63, 5.625%, 5/15/23	3,071,000,000	IDR	215,587
senior bond, FR70, 8.375%, 3/15/24	85,338,000,000	IDR	6,940,028
senior note, FR66, 5.25%, 5/15/18.	3,553,000,000	IDR	265,125

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia, (continued)
senior note, FR69, 7.875%, 4/15/19	21,627,000,000	IDR	$1,661,032

			43,147,990

Iraq 4.0%
[d]Government of Iraq, 144A, 5.80%, 1/15/28	27,190,000		24,221,804

Kenya 7.6%
Government of Kenya,
[d] senior note, 144A, 6.875%, 6/24/24	30,813,000		31,564,067
[g] senior note, Reg S, 5.875%, 6/24/19	7,200,000		7,404,120
[g] senior note, Reg S, 6.875%, 6/24/24	7,700,000		7,887,687

			46,855,874

Mexico 0.5%
Government of Mexico,
senior note, 8.50%, 12/13/18	257,100	[h] MXN	1,449,393
senior note, M, 5.00%, 12/11/19	263,200	[h] MXN	1,398,696

			2,848,089

Senegal 4.8%
[d]Government of Senegal, 144A, 6.25%, 7/30/24	28,080,000		29,685,755

Serbia 1.9%
[d]Government of Serbia, senior note, 144A, 7.25%, 9/28/21	10,250,000		11,854,176

South Africa 1.5%
Government of South Africa,
8.00%, 1/31/30	2,690,000	ZAR	185,857
8.875%, 2/28/35	8,080,000	ZAR	573,602
9.00%, 1/31/40	6,730,000	ZAR	473,752
8.75%, 1/31/44	11,850,000	ZAR	807,773
8.75%, 2/28/48	6,530,000	ZAR	445,276
R186, 10.50%, 12/21/26.	76,150,000	ZAR	6,451,743

			8,938,003

Ukraine 6.4%
[d]Government of Ukraine,
144A, 7.75%, 9/01/19	5,855,000		6,057,583
144A, 7.75%, 9/01/20	8,667,000		8,895,809
144A, 7.75%, 9/01/21	3,506,000		3,570,598
144A, 7.75%, 9/01/22	3,406,000		3,431,801
144A, 7.75%, 9/01/23	2,416,000		2,397,880
144A, 7.75%, 9/01/24	1,396,000		1,372,149
144A, 7.75%, 9/01/25	3,176,000		3,108,558
144A, 7.75%, 9/01/26	3,406,000		3,320,935
144A, 7.75%, 9/01/27	3,406,000		3,308,588
[a,i] 144A, VRI, GDP Linked Security, 5/31/40	10,087,000		3,950,876

			39,414,777

Zambia 9.0%
[d]Government of Zambia, senior bond, 144A, 8.97%, 7/30/27	26,460,000		28,180,165
[d]Government of Zambia International Bond,
144A, 5.375%, 9/20/22.	26,070,000		24,486,508
144A, 8.50%, 4/14/24	2,470,000		2,583,459

			55,250,132

Total Foreign Government and Agency Securities (Cost $431,732,804)			435,813,226

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds 11.4%
Bermuda 0.4%
[d]Digicel Group Ltd., senior note, 144A, 7.125%, 4/01/22	3,300,000		$2,878,738

Chile 2.1%
[d]VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	12,000,000		12,750,000

Costa Rica 2.5%
[c]Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	14,209,920		15,223,375

Democratic Republic of the Congo 1.6%
[d]HTA Group Ltd., senior note, 144A, 9.125%, 3/08/22	10,000,000		10,200,000

Peru 0.1%
[d]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	512,534		503,003

South Africa 3.0%
[d,j] K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22	7,001,259		315,057
senior secured note, 144A, PIK, 8.00%, 12/31/22	1,949,745	EUR	334,064
[d,j] K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	19,021,557		17,690,048

			18,339,169

Zambia 1.7%
[d]First Quantum Minerals Ltd., senior note, 144A, 7.25%, 5/15/22	10,000,000		10,250,000

Total Quasi-Sovereign and Corporate Bonds (Cost $82,341,893)			70,144,285

Total Investments before Short Term Investments (Cost $528,049,953)			510,175,721

Short Term Investments 14.8%
Foreign Government and Agency Securities 0.1%
Colombia 0.0%†
Colombian Tes Corto Plazo, Strip, 9/12/17	682,000,000	COP	221,491

Egypt 0.1%
[k]Egypt Treasury Bill, 10/03/17 - 4/03/18	12,000,000	EGP	601,475

Total Foreign Government and Agency Securities (Cost $827,944)			822,966

Total Investments before Money Market Funds (Cost $528,877,897)			510,998,687

	Shares
Money Market Funds (Cost $90,026,396) 14.7%
United States 14.7%
[l,m] Institutional Fiduciary Trust Money Market Portfolio, 0.58%	90,026,396		90,026,396

Total Investments (Cost $618,904,293) 98.0%			601,025,083
Other Assets, less Liabilities 2.0%			12,138,626

Net Assets 100.0%			$613,163,709

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days.

cSee Note 9 regarding restricted securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $271,947,486, representing 44.4% of net assets.

ePrincipal amount is stated in 1,000 Brazilian Real Units.

fRedemption price at maturity is adjusted for inflation. See Note 1(f).

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $30,288,537, representing 4.9% of net assets.

hPrincipal amount is stated in 100 Mexican Peso Units.

iThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

jIncome may be received in additional securities and/or cash.

kThe security was issued on a discount basis with no stated coupon rate.

lSee Note 3(c) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day yield at period end.

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Japanese Yen	JPHQ	Buy	2,334,700,000	$20,817,655	7/03/17	$—	$(59,134)
Japanese Yen	JPHQ	Sell	2,334,700,000	21,047,555	7/03/17	289,034	—
Euro	SCNY	Sell	628,500	669,038	7/12/17	—	(49,349)
Japanese Yen	CITI	Sell	624,500,000	5,421,148	7/13/17	—	(134,025)
Japanese Yen	HSBK	Sell	1,620,890,000	14,077,069	7/13/17	—	(341,384)
Euro	SCNY	Sell	413,000	449,728	7/17/17	—	(22,471)
Euro	GSCO	Sell	910,000	969,123	7/18/17	—	(71,375)
Euro	UBSW	Sell	5,376,930	5,729,280	7/18/17	—	(418,724)
Japanese Yen	SCNY	Sell	1,770,880,000	15,739,756	7/20/17	—	(17,993)
Malaysian Ringgit	DBAB	Buy	2,499,000	626,190	7/20/17	—	(45,500)
Malaysian Ringgit	DBAB	Sell	2,499,000	596,990	7/20/17	16,300	—
Euro	DBAB	Sell	1,506,000	1,625,381	7/24/17	—	(97,166)
Japanese Yen	DBAB	Sell	626,420,000	5,482,840	7/24/17	—	(92,234)
Euro	DBAB	Sell	4,531,031	4,956,541	7/31/17	—	(228,011)
Euro	CITI	Sell	358,631	394,225	8/08/17	—	(16,296)
Mexican Peso	GSCO	Buy	567,741,660	27,140,000	8/14/17	3,912,217	—
Euro	DBAB	Sell	3,298,550	3,599,496	8/15/17	—	(177,634)
Euro	DBAB	Sell	359,450	394,443	8/16/17	—	(17,179)
Euro	BOFA	Sell	5,038,070	5,551,298	8/17/17	—	(218,312)
Euro	GSCO	Sell	2,753,000	3,033,118	8/17/17	—	(119,625)
Euro	JPHQ	Sell	1,130,000	1,261,538	8/21/17	—	(32,799)
Euro	DBAB	Sell	1,347,000	1,504,810	8/22/17	—	(38,162)
Euro	BOFA	Sell	1,604,997	1,804,498	8/30/17	—	(34,752)
Euro	BZWS	Sell	2,547,416	2,865,079	8/30/17	—	(54,138)
Euro	SCNY	Sell	362,390	407,156	8/30/17	—	(8,126)
Euro	MSCO	Sell	907,070	1,022,585	9/14/17	—	(17,742)
Euro	HSBK	Sell	826,000	929,948	9/15/17	—	(17,453)
Euro	JPHQ	Sell	1,130,000	1,266,572	9/19/17	—	(29,798)
Euro	UBSW	Sell	907,070	1,017,479	9/19/17	—	(23,139)
Japanese Yen	SCNY	Sell	1,873,240,000	16,974,365	10/12/17	241,363	—
Japanese Yen	JPHQ	Sell	2,334,700,000	20,981,164	12/29/17	41,666	—
Mexican Peso	HSBK	Buy	600,000,000	26,614,620	1/29/18	5,376,394	—

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Mexican Peso	DBAB	Buy	366,946,257	$17,679,897	2/27/18	$1,805,401	$—
Mexican Peso	JPHQ	Buy	105,732,972	5,148,915	3/09/18	457,763	—
Australian Dollar	CITI	Sell	9,805,000	7,281,732	3/13/18	—	(232,335)
Australian Dollar	JPHQ	Sell	14,701,000	10,878,740	3/13/18	—	(387,380)
Australian Dollar	BOFA	Sell	1,753,000	1,325,461	3/28/18	—	(17,711)

Total Forward Exchange Contracts						$12,140,138	$(3,019,947)

Net unrealized appreciation (depreciation)						$9,120,191

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
Description	Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$17,160,000	10/17/17	$28,922	$ —
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.310%	LCH	75,850,000	7/29/25	—	(1,347,914)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.432%	LCH	18,500,000	3/03/27	—	(417,071)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.568%	CME	8,500,000	3/13/27	—	(293,226)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.383%	LCH	8,400,000	4/03/27	—	(115,317)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.752%	LCH	39,530,000	7/29/45	—	(2,231,137)

Total Interest Rate Swap Contracts				$28,922	$(4,404,665)

Net unrealized appreciation (depreciation)					$(4,375,743)

See Note 10 regarding other derivative information.

See Abbreviations on page 30.

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TEMPLETON EMERGING MARKETS INCOME FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$528,877,897
Cost - Non-controlled affiliates (Note 3c)	90,026,396

Total cost of investments	$618,904,293

Value - Unaffiliated issuers	$510,998,687
Value - Non-controlled affiliates (Note 3c)	90,026,396

Total value of investments	601,025,083
Cash	195,572
Restricted Cash (Note 1d)	5,232,000
Foreign currency, at value (cost $2,781,992)	2,768,606
Receivables:
Interest.	10,914,616
Due from brokers.	11,716,077
Variation margin	606,594
Unrealized appreciation on OTC forward exchange contracts	12,140,138

Total assets	644,598,686

Liabilities:
Payables:
Investment securities purchased	16,665,558
Management fees	484,865
Distributions to shareholders	5,126,231
Due to brokers	5,232,000
Unrealized depreciation on OTC forward exchange contracts	3,019,947
Deferred tax	803,017
Accrued expenses and other liabilities	103,359

Total liabilities	31,434,977

Net assets, at value	$613,163,709

Net assets consist of:
Paid-in capital	$647,927,336
Undistributed net investment income	1,039,870
Net unrealized appreciation (depreciation)	(14,098,019)
Accumulated net realized gain (loss)	(21,705,478)

Net assets, at value	$613,163,709

Shares outstanding	47,998,418

Net asset value per share.	$12.77

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON EMERGING MARKETS INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends from non-controlled affiliates (Note 3c)	$128,669
Interest (net of foreign taxes of $225,177)	22,846,466
Other income	641,587

Total investment income	23,616,722

Expenses:
Management fees (Note 3a)	3,040,566
Transfer agent fees	35,992
Custodian fees (Note 4)	82,067
Reports to shareholders	33,974
Registration and filing fees	25,057
Professional fees	40,228
Trustees’ fees and expenses	28,375
Other	16,545

Total expenses	3,302,804
Expense reductions (Note 4)	(5,858)
Expenses waived/paid by affiliates (Note 3c)	(142,181)

Net expenses	3,154,765

Net investment income	20,461,957

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(13,097,035)
Foreign currency transactions	2,121,948
Swap contracts	(795,673)

Net realized gain (loss)	(11,770,760)

Net change in unrealized appreciation (depreciation) on:
Investments	28,779,238
Translation of other assets and liabilities denominated in foreign currencies	3,768,265
Swap contracts	(1,710,025)
Change in deferred taxes on unrealized appreciation	(247,703)

Net change in unrealized appreciation (depreciation)	30,589,775

Net realized and unrealized gain (loss)	18,819,015

Net increase (decrease) in net assets resulting from operations	$39,280,972

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TEMPLETON EMERGING MARKETS INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 20,461,957	$ 12,089,183	$ 36,827,448
Net realized gain (loss)	(11,770,760)	(5,306,518)	(33,782,781)
Net change in unrealized appreciation (depreciation)	30,589,775	15,393,457	41,489,655

Net increase (decrease) in net assets resulting from operations	39,280,972	22,176,122	44,534,322

Distributions to shareholders from:
Net investment income and net foreign currency gains	(10,252,462)	(6,394,974)	(19,199,367)
Net realized gains	—	(1,176,608)	(1,046,366)
Tax return of capital	—	(11,627,785)	(19,199,367)

Total distributions to shareholders.	(10,252,462)	(19,199,367)	(39,445,100)

Net increase (decrease) in net assets	29,028,510	2,976,755	5,089,222
Net assets:
Beginning of period	584,135,199	581,158,444	576,069,222

End of period	$613,163,709	$584,135,199	$581,158,444

Undistributed net investment income included in net assets:
End of period	$ 1,039,870	$ —	$ —

Distributions in excess of net investment income included in net assets:
End of period	$ —	$ (9,169,625)	$ (8,380,707)

a For the period September 1, 2016 to December 31, 2016.

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TEMPLETON EMERGING MARKETS INCOME FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

franklintempleton.com	Semiannual Report	19

TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d. Restricted Cash

At June 30, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). During the period ended June 30, 2017 and years ended December 31, 2016 and August 31, 2016, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 610,500 shares. During the period ended June 30, 2017 and years ended December 31, 2016 and August 31, 2016, there were no shares repurchased.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $1 billion
0.980%	Over $1 billion, up to and including $5 billion
0.960%	Over $5 billion, up to and including $10 billion
0.940%	Over $10 billion, up to and including $15 billion
0.920%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 1.000% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	%of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	55,377,072	133,856,503	(99,207,179)	90,026,396	$90,026,396	$128,669	$-	0.5%

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$632,371,558

Unrealized appreciation	$25,642,311
Unrealized depreciation	(56,988,786)

Net unrealized appreciation (depreciation)	$(31,346,475)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, swaps and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $90,007,392, and $52,159,173, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2017, the Fund had 71.41% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares Warrants	Issuer	Acquisition Date	Cost	Value
4,375	Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$46	$—
78,291,411	Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	829,537	—
6,340,039	Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	67,176	—
93,760,463	Holdco 2, A	5/10/11 - 2/01/17	538,947	71,598
161,018,520	Holdco 2, B	5/10/11 - 2/01/17	119,550	122,957
14,209,920	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	12/18/13	14,209,920	15,223,375

	Total Restricted Securities (Value is 2.5% of Net Assets)		$15,765,176	$15,417,930

10. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin	$28,922[a]	Variation margin	$4,404,665[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	12,140,138	Unrealized depreciation on OTC forward exchange contracts	3,019,947
Value recovery instruments	Investments in securities, at value	3,950,876

Totals		$16,119,936		$7,424,612

a This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(795,673)	Swap contracts	$(1,710,025)

Foreign exchange contracts	Foreign currency transactions	2,046,649[b]	Translation of other assets and	3,831,007[b]
.			liabilities denominated in foreign currencies
Value recovery instruments			Investments	874,341

Totals		$1,250,976		$2,995,323

b Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

For the period ended June 30, 2017, the average month end notional amount of swap contracts represented $152,768,571. The average month end contract value and fair value of forward exchange contracts and VRI was $196,554,885 and $3,449,740, respectively.

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets [a]	Liabilities [a]
Derivatives
Forward exchange contracts	$12,140,138	$3,019,947

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[b]	Cash Collateral Received[c]	Net Amount (Not less than zero)
Counterparty
BOFA	$ —	$ —	$ —	$ —	$ —
BZWS	—	—	—	—	—
CITI	—	—	—	—	—
DBAB	1,821,701	(695,886)	—	(1,125,815)	—
GSFX.	3,912,217	(191,000)	—	(3,721,217)	—
HSBK.	5,376,394	(358,837)	(3,536,576)	—	1,480,981
JPHQ	788,463	(509,111)	(279,352)	—	—
MSCO	—	—	—	—	—
SCNY.	241,363	(97,939)	—	—	143,424
UBSW	—	—	—	—	—

Total	$12,140,138	$(1,852,773)	$(3,815,928)	$(4,847,032)	$1,624,405

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[c]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 270,775	$ —	$ —	$(270,775)	$ —
BZWS	54,138	—	—	—	54,138
CITI	382,656	—	—	(260,000)	122,656
DBAB	695,886	(695,886)	—	—	—
GSFX	191,000	(191,000)	—	—	—
HSBK	358,837	(358,837)	—	—	—
JPHQ	509,111	(509,111)	—	—	—
MSCO	17,742	—	—	—	17,742
SCNY	97,939	(97,939)	—	—	—
UBSW	441,863	—	—	(300,000)	141,863

	$3,019,947	$(1,852,773)	$ —	$(830,775)	$336,399

b At June 30, 2017 the Fund received United Kingdom Treasury Bonds, U.S. Treasury Notes and U.S Government Agency Securities as collateral for derivatives.

c In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 30.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Mexico	$23,655	$—	$	—[b]	$23,655
South Africa	—	—		194,555[b]	194,555
Convertible Bonds	—	4,000,000		—	4,000,000
Foreign Government and Agency Securities[c]	—	435,813,226		—	435,813,226
Quasi-Sovereign and Corporate Bonds[c]	—	54,605,853		15,538,432	70,144,285
Short Term Investments	90,026,396	822,966		—	90,849,362

Total Investments in Securities	$90,050,051	$495,242,045		$15,732,987	$601,025,083

Other Financial Instruments:
Forward Exchange Contracts	$—	$12,140,138		$—	$12,140,138
Swap Contracts.	—	28,922		—	28,922

Total Other Financial Instruments	$—	$12,169,060		$—	$12,169,060

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$3,019,947		$—	$3,019,947
Swap Contracts.	—	4,404,665		—	4,404,665

Total Other Financial Instruments	$—	$7,424,612		$—	$7,424,612

aIncludes common stocks and other equity investments.

bIncludes securities determined to have no value at June 30, 2017.

cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2017, the reconciliation of assets and liabilities, is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Equity Investments[b]
South Africa	$ —[c]	$—	$ —	$189,164	$—	$—	$—	$ 5,391	$ 194,555c	$ 5,391
Quasi-Sovereign and Corporate
Bonds	14,472,994	—	(190,080)	315,057	—	—	—	940,461	15,538,432	940,461

Total	$14,472,994	$—	$(190,080)	$504,221	$—	$—	$—	$945,852	$15,732,987	$945,852

a The investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common and preferred stocks as well as other equity investments.

cIncludes securities determined to have no value.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2017, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate Bonds	$15,223,375	Discounted cash flow model	Discount rate[b]	7.0%	Decrease[c]

All other investments[d]	509,612
Total	$15,732,987

a Represents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

b The discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

c Represents a significant impact to fair value and net assets.

d Includes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—

Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Management is currently evaluating the impact, if any, of applying this provision.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BBA	British Bankers Association
BZWS	Barclays Bank PLC	BRL	Brazilian Real	FRN	Floating Rate Note
CITI	Citigroup, Inc.	COP	Colombian Peso	GDP	Gross Domestic Product
CME	Chicago Mercantile Exchange	EGP	Egyptian Pound	LIBOR	London InterBank Offered Rate
DBAB	Deutsche Bank AG	EUR	Euro	PIK	Payment-In-Kind
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi	VRI	Value Recovery Instruments
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee
LCH	LCH.Clearnet LLC	MXN	Mexican Peso
MSCO	Morgan Stanley	USD	United States Dollar
SCNY	Standard Chartered Bank	ZAR	South African Rand
UBSW	UBS AG

30	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS INCOME FUND

Annual Meeting of Shareholders, March 1, 2017 (unaudited)

The Annual Meeting of Shareholders of Templeton Emerging Markets Income Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 1, 2017. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of five Trustees:

Term Expiring 2020	For	% of Outstanding Shares	% of Shares Present and Voting	Withheld	% of Outstanding Shares	% of Shares Present and Voting
Harris J. Ashton	40,776,838	84.95%	96.60%	1,436,670	2.99%	3.40%
Edith E. Holiday	40,993,828	85.41%	97.11%	1,219,680	2.54%	2.89%
J. Michael Luttig	41,070,883	85.57%	97.29%	1,142,625	2.38%	2.71%
Constantine D. Tseretopoulos	40,939,253	85.29%	96.98%	1,274,255	2.65%	3.02%
Term Expiring 2019
Mary C. Choksi	41,066,814	85.56%	97.28%	1,146,694	2.39%	2.72%

There were no broker non-votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017:

	Shares Voted	% of Outstanding Shares	% of Shares Present and Voting
For	41,328,894	86.10%	97.90%
Against	540,714	1.13%	1.28%
Abstain	343,896	0.72%	0.81%

* Ann Torre Bates, Gregory E. Johnson, Rupert H. Johnson, Jr., David W. Niemiec, Larry D. Thompson and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON EMERGING MARKETS INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless the shareholder elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company LLC (the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

32	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS INCOME FUND

Transfer Agent

American Stock Transfer and Trust Company, LLC

P.O. Box 922,Wall Street Station

New York, NY 1029-0560

(800) 416-5585

www.astfinancial.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol “TEI.” Information about the net asset value and the market price is available at franklintempleton.com.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.astfinancial.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON EMERGING MARKETS INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON EMERGING MARKETS INCOME FUND

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and

34	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS INCOME FUND

SHAREHOLDER INFORMATION

considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below. Such results are based on net asset value without regard to market discounts or premiums.

The Performance Universe for the Fund included the Fund and all leveraged and non-leveraged closed-end emerging markets hard currency debt funds. The Board noted that the Fund’s annualized income return for the one- and three- periods was below the median of its Performance Universe, but for the five-and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, five- and 10-year periods was above the median of its Performance Universe, but for the three-year period was below the median of its Performance Universe. The Broadridge report also contained a performance supplement, provided at the request of the Manager, with a Performance Universe that included the Fund and all retail and institutional emerging markets hard currency debt funds, regardless of asset size or primary channel of distribution. The Board noted management’s explanation that the supplemental Performance Universe provided additional context on how the Fund performed compared to other non-leveraged funds as the Fund does not use leverage and the Performance Universe first noted above included leveraged and non-leveraged funds. The Fund’s annualized total return for the one-, five- and 10-year periods was also above the median of its supplemental Performance Universe, and for the three-year period was also below the median of its supplemental Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting the Fund’s favorable longer term income returns and that the Fund’s annualized income return and annualized total return for the one-year period exceeded 6.9% and 21.8%, respectively.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; underlying fund expenses; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and three other closed-end leveraged and non-leveraged emerging markets hard currency debt funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

franklintempleton.com	Semiannual Report	35

TEMPLETON EMERGING MARKETS INCOME FUND

SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. The Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

36	Semiannual Report	franklintempleton.com

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. Each holder of shares (a “Shareholder”) in Templeton Emerging Markets Income Fund (the “Fund”) whose Fund shares are registered in his or her own name will automatically be a participant in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), unless any such Shareholder specifically elects in writing to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker-dealer or other nominee (the “Nominee”) will be a participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. Nominees intend to make such an election on behalf of Shareholders whose shares are registered in their names, as Nominee, unless a Shareholder specifically instructs his or her Nominee to pay dividends and capital gains in cash. American Stock Transfer and Trust Company LLC (“AST”) will act as Plan Administrator and will open an account for each participating shareholder (“participant”) under the Plan in the same name as that in which the participant’s present shares are registered.

2. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through www.astfinancial.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of Federal securities law. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 business days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than 60 business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

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TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.astfinancial.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Semiannual Report

Templeton Emerging Markets Income Fund

Investment Manager

Franklin Advisers, Inc.

Transfer Agent

American Stock Transfer & Trust Co., LLC

6201 15th Avenue

Brooklyn, NY 11219

Toll Free Number: (800) 416-5585

Hearing Impaired Number: (866) 703-9077

International Phone Number: (718) 921-8124

www.astfinancial.com

Fund Information

(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	TLTEI S 08/17

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.    N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.    N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company.    N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the

Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 25, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date August 25, 2017